UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004


                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                        000-30451                       88-0429856
 ---------------                  -----------                    --------------
 (State or other                  (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                      Number)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 895-9859 not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         This Current Report On Form 8-K and the press release incorporate by reference herein are furnished by Eline Entertainment Group, Inc. (the "Company") pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 15 of the Securities Exchange Act of 1934.

         On October 19, 2004, the Company issued a press release regarding its plan to expand its business lines to include construction related activities, including the marketing of hurricane protection materials. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

         In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), the press release contains non-GAAP financial measures that exclude net income items described in the press release. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued October 19, 2004 regarding expansion of business lines to include construction related activities, including the marketing of hurricane protection materials


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Eline Entertainment Group, Inc.


Date: October 24,2004               By: /s/ Barry A. Rothman
                                        --------------------
                                        Barry A. Rothman, President